Goldman Sachs and T. Rowe Price Announce Strategic Collaboration to Deliver Innovative Public-Private Investment Solutions Firms will broaden access to diversified public and private market portfolios with a focus on retirement and wealth channels Baltimore, MD and New York, NY – September 4, 2025 – Goldman Sachs and T. Rowe Price (the “firms”) today announced a strategic collaboration aimed at delivering a range of diversified public and private market solutions designed for the unique needs of retirement and wealth investors. This collaboration will leverage the strengths of both firms, including respective investment expertise, solutions orientations, and a deep understanding of the needs of intermediaries and their clients. A central focus is on providing a range of wealth and retirement offerings that incorporate access to private markets for individuals, financial advisors, plan sponsors, and plan participants. The firms are pleased to announce that Goldman Sachs intends to invest, through a series of open-market purchases, up to $1 billion in T. Rowe Price common stock with the intention to own up to 3.5 percent. “This investment and collaboration represent our conviction in a shared legacy of success delivering results for investors,” said David Solomon, Chairman and Chief Executive Officer of Goldman Sachs. “With Goldman Sachs' decades of leadership innovating across public and private markets and T. Rowe Price’s expertise in active investing, clients can invest confidently in the new opportunities for retirement savings and wealth creation.” Rob Sharps, Chair, Chief Executive Officer and President of T. Rowe Price, said, “As a leader in retirement, we have a proven track record of using our expertise to drive solutions that help our clients confidently prepare for, save for, and live in retirement. We are excited to collaborate with Goldman Sachs—building on our broad capabilities across public and private markets to offer clients the ability to unlock the potential of private capital as part of their retirement and wealth management strategies.” “This strategic collaboration greatly enhances T. Rowe Price’s and OHA’s ability to deliver a wider range of investment strategies, focusing on accelerating innovation and creating new products to serve client needs. We welcome T. Rowe Price’s and Goldman Sachs’ commitment to deepen private market alternatives access to wealth and retirement clients. We view this collaboration as an important milestone in OHA’s growth with T. Rowe Price,” said Glenn August, Founder and Chief Executive Officer of OHA. Key Highlights  Target-Date Strategies: The firms will offer new, co-branded target-date strategies that leverage T. Rowe Price’s expertise in the retirement blend series while broadening plan participants’ access to private markets by incorporating investment capabilities from Goldman Sachs, T. Rowe Price and OHA. Goldman Sachs will serve as third-party provider of private market strategies for the target-date series. The firms intend to launch the solutions in mid-2026.  Model Portfolios: The firms will introduce a series of jointly created, co-branded model portfolios leveraging the strengths of both organizations, incorporating SMAs, direct indexing, ETFs, mutual funds and private market vehicles tailored to the needs of advisors serving mass-affluent and high-net-worth (HNW) clients.  Multi-Asset Offerings: T. Rowe Price and Goldman Sachs will also collaborate on multi-asset offerings. The firms are currently considering two strategies—one that will provide access to asset classes such as private equity, private credit and private infrastructure in a diversified portfolio delivered through one vehicle, and another that integrates US public and private equity investing into a single offering.  Personalized Advice Solutions and Advisor Managed Accounts: The firms are collaborating to deliver an innovative, scalable advisory platform for advisors and other RIAs to offer managed retirement accounts at scale in-plan and out-of-plan. This includes integrating retirement planning and advice from the firms into the T. Rowe Price recordkeeping and Individual Investor platforms. About Goldman Sachs: Goldman Sachs is a leading global financial institution that delivers a broad range of financial services to a large and diversified client base that includes corporations, financial institutions, governments and individuals. Founded in 1869, the firm is headquartered in New York and maintains offices in all major financial centers around the world. About Goldman Sachs Asset Management: Goldman Sachs Asset Management is the primary investing area within Goldman Sachs, delivering investment and advisory services across public and private markets for the world’s leading institutions, financial advisors, and individuals. The business is driven by a focus on partnership and shared success with its clients, seeking to deliver long-term investment performance drawing on its global network and deep expertise across industries and markets. Goldman Sachs Asset Management is a leading investor across fixed income, liquidity, equity, alternatives, and multi-asset solutions. Goldman Sachs oversees approximately $3.3 trillion in assets under supervision as of June 30, 2025. Follow us on LinkedIn. About Goldman Sachs Alternatives: Goldman Sachs Alternatives is one of the leading investors globally, with over $500 billion in assets and more than 30 years of experience. The business invests in the full spectrum of alternatives including private equity, growth equity, private credit, real estate, infrastructure, sustainability, and hedge funds. Clients access these solutions through direct strategies, customized partnerships, and open-architecture programs. The business is driven by a focus on partnership and shared success with its clients, seeking to deliver long-term investment performance drawing on its global network and deep expertise across industries and markets. About T. Rowe Price: T. Rowe Price (NASDAQ-GS: TROW) is a leading global asset management firm, entrusted with managing $1.70 trillion1 in client assets as of July 31, 2025, about two-thirds of which are retirement-related. Renowned for over 85 years of investment excellence, retirement leadership, and independent proprietary research, the firm leverages its longstanding expertise to ask better questions that can drive better investment decisions. Built on a culture of integrity and prioritizing client interests, T. Rowe Price empowers millions of investors worldwide to thrive amidst evolving markets. Visit troweprice.com/newsroom for news and public policy commentary. About OHA: OHA is a leading global credit-focused alternative asset manager with over 30 years of investment experience. OHA works with institutions and individuals and seeks to deliver a consistent track record of attractive risk-adjusted returns. The firm has approximately $98 billion in assets under management (AUM) across credit strategies, including private credit, distressed and special situation investments, high yield bonds, leveraged loans, private capital solutions and collateralized loan obligations as of June 30, 2025. Additional information on OHA’s AUM calculation methodology can be found on the OHA website. OHA’s emphasis on long-term partnerships with companies, sponsors and other partners allows for the provision of customized credit solutions across market cycles. With over 420 experienced professionals across six global offices, OHA brings a collaborative approach to offering investors a single platform to meet their diverse credit needs. OHA is the private markets platform of T. Rowe Price Group, Inc. (NASDAQ-GS: TROW). For more information, please visit www.oakhilladvisors.com. 1Amount includes approximately $60 billion of the $98 billion of OHA’s AUM referred to herein. This press release is not an offer to purchase or a solicitation of an offer to sell shares of T. Rowe Price common stock. For more information, please contact: Goldman Sachs Media Mary Athridge 212-934-0567 mary.athridge@gs.com Goldman Sachs Investor Relations Jehan Ilahi 212-902-0300 Jehan.ilahi@gs.com T. Rowe Price Public Relations Lauren Dear 410-577-5009 lauren.dear@troweprice.com T. Rowe Price Investor Relations Linsley Carruth 410-345-3717 linsley.carruth@troweprice.com